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                                                                   EXHIBIT 10.28
                               WAIVER AND CONSENT


                                                                 August 26, 1994



Aircraft Braking Systems Corporation
Engineered Fabrics Corporation
c/o K & F Industries, Inc.
600 Third Avenue
New York, New York  10016

Attention:  Mr. Kenneth M. Schwartz

Ladies and Gentlemen:

                 Reference is hereby made to the Amended and Restated Revolving Credit Agreement, dated as of June 10, 1992 (the ("Credit Agreement"), among Aircraft Braking Systems Corporation ("ABS") and Engineered Fabrics Corporation ("EF"), each a Delaware corporation (ABS and EF collectively, the "Borrowers"), the several banks parties thereto (collectively, the "Banks"; each individually, a "Bank") and Chemical Bank, a New York, banking corporation, as agent for the Banks (in such capacity, the "Agent"). All terms used but not defined herein shall have their meanings as defined in the Credit Agreement.

                 You have informed the Agent and the Banks that your parent company, K & F Industries, Inc., a Delaware corporation ("K & F"), may prepay, convert, redeem, repurchase and/or exchange the entire principal amount (such principal amount as of June 30, 1994 being $63,765,000) of its 14.75% Subordinated Convertible Debentures Due April 15, 2004 issued in the aggregate original principal amount of $30,000,000 (the "Junior Subordinated Notes"). This transaction (the "Junior Subordinated Note Redemption") would be effected only by (i) the use of cash proceeds from an equity contribution of up to $12,800,000 from existing K & F shareholders, (ii) conversion of the Junior Subordinated Notes to K & F common stock and/or (iii) exchange of the Junior Subordinated Notes for K & F common stock. K & F expects to close the Junior Subordinated Note Redemption on or before September 2, 1994.

                 As a result of the foregoing, (i) the Borrowers have requested that the Agent waive and, subject to the satisfaction of the terms and conditions set forth in this Waiver and Consent, the Agent waives, compliance by K & F with the provisions of paragraphs 2(c), 2(d) and 2(g) of the K & F Agreement, but only to the extent that such paragraphs would prevent K & F from effecting the Junior Subordinated Note Redemption and (ii) the Borrowers have requested that the Banks consent to and, subject
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to the satisfaction of the terms and conditions set forth in this Waiver and
Consent, the Banks consent to K & F effecting the Junior Subordinated Note Redemption.

                 This Waiver and Consent shall become effective when (i) a counterpart of this Waiver and Consent shall have been executed and delivered to the Agent by the Required Banks, ABS, EF, K & F and the Agent and (ii) the Junior Subordinated Note Redemption shall have been consummated prior to September 30, 1994. By executing this Waiver and Consent the Required Banks authorize the Agent to waive each of the provisions of the K & F Agreement so waived.

                 This Waiver and Consent shall be effective solely to the extent set forth herein, and is not and shall not be construed (i) to be a waiver, consent or amendment of any other term or condition of the K & F Agreement, the Credit Agreement (including without limitation Section 8(q)) or any other Loan Document or (ii) to prejudice any other right or rights which the Banks or the Agent may now have or may have in the future under or in connection with the K & F Agreement, the Credit Agreement or any other Loan Document.

                 The rights and obligations of the parties under this Waiver and Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         This Waiver and Consent may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken all together shall be deemed to constitute one and the same instrument.



                                        Very truly yours.


                                        CHEMICAL BANK, as Agent and as
                                        a Bank

                                        By:    JOHN C. RIORDAN
                                             ----------------------
                                             Name:  John C. Riordan
                                             Title: Vice President



                                        BANKERS TRUST COMPANY

                                        By: __________________________________
                                             Title:
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                                        NATIONAL WESTMINSTER BANK USA


                                        By:    ERIC RUBIN
                                             -----------------------
                                             Name:  Eric Rubin
                                             Title: Vice President

                                        THE NIPPON CREDIT BANK, LTD.


                                        By: __________________________________
                                             Title:

                                        THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LTD.


                                        By: __________________________________
                                             Title:

                                        PILGRIM PRIME RATE TRUST


                                        By: __________________________________
                                             Title:

                                        DEW NORSKE BANK AS


                                        By: __________________________________
                                             Title:

                                        MITSUBISHI TRUST & BANKING CORPORATION


                                        By: __________________________________
                                             Title:

                                        NATIONAL WESTMINSTER BANK NJ


                                        By:    CLIFFORD A. EVANS
                                             ------------------------
                                             Name:  Clifford A. Evans
                                             Title: Vice President